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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 31, 1996


                       MFS COMMUNICATIONS COMPANY, INC.
            (Exact Name of Registrant as Specified in its Charter)


    Delaware                      33-72594 (formerly            47-0714388
 (State or Other                       0-21594)              (I.R.S. Employer
 Jurisdiction of                   (Commission File       Identification Number)
 Incorporation)                        Number)


                           11808 Miracle Hills Drive
                             Omaha, Nebraska  68154
                    (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (402) 231-3000



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

On December 31, 1996, WorldCom, Inc., a Georgia corporation ("WorldCom") acquired MFS Communications Company, Inc., a Delaware corporation ("MFS"), pursuant to the merger (the "Merger") of HIJ Corp., a wholly owned subsidiary of WorldCom, with and into MFS. Upon consummation of the Merger, MFS became a wholly owned subsidiary of WorldCom. The Merger was effected pursuant to an Amended and Restated Agreement and Plan of Merger dated as of August 25, 1996 by and among WorldCom, MFS and HIJ Corp.

As a result of the Merger, each share of MFS common stock was converted into the right to receive 2.1 shares of WorldCom common stock or approximately 411,000,000 WorldCom common shares. Each share of MFS' Series A 8% Cumulative Convertible Preferred Stock was converted into the right to receive one share of Series A 8% Cumulative Convertible Preferred Stock of WorldCom or 94,922 WorldCom Series A preferred shares. Each share of MFS' Series B Convertible Preferred Stock was converted into the right to receive one share of Series B Convertible Preferred Stock of WorldCom or approximately 12,700,000 WorldCom Series B preferred shares. In addition, each depositary share representing 1/100th of a share of MFS Series A Preferred Stock was exchanged for a depositary share representing 1/100th of a share of WorldCom Series A Preferred Stock.

Upon effectiveness of the Merger, the then outstanding and unexercised options and warrants exercisable for shares of MFS common stock were converted into options and warrants, respectively, exercisable for shares of WorldCom common stock having the same terms and conditions as the MFS options and warrants, except that (i) the exercise price and the number of shares issuable upon exercise were divided and multiplied, respectively, by 2.1 and (ii) the holders of each then outstanding and unexercised MFS option which was an "outperformance option" under the MFS 1993 Stock Plan instead received the value of such option in accordance with the terms of such plan.

The basic terms of the Merger, and the relationships between WorldCom and MFS and their respective directors and executive officers, were described in the Joint Proxy Statement/Prospectus dated November 14, 1996 filed in connection with WorldCom's Registration Statement on Form S-4 (Registration No. 333-16015), which is incorporated by reference herein. The terms of the Merger were determined in accordance with the Merger Agreement and were established through arm's length negotiations between WorldCom and MFS.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS.

(b)     Pro forma financial information

                 The pro forma financial information required by this item was previously reported in and is incorporated by reference to item 7(b) of WorldCom's Current Report on Form 8- K/A dated August 25, 1996 (filed November 20, 1996) (File No. 0-11258)

(c)     Exhibits

                 See Exhibit Index





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MFS COMMUNICATIONS COMPANY, INC.



                                      By:     /s/ Robert J. Ludvik
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                                           Robert J. Ludvik
                                           Vice President and Controller

January 15, 1997





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                                 EXHIBIT INDEX


Exhibit No.                           Description

    2.1 Amended and Restated Agreement and Plan of Merger by and among WorldCom, HIJ Corp. and MFS dated as of August 25, 1996 (filed as Appendix I to the Joint Proxy Statement/Prospectus dated November 14, 1996 included in WorldCom's Registration Statement on Form S-4, Registration No. 333-16015, and incorporated herein by this reference)*


    99.1         Press Release dated December 31, 1996

    99.2 Joint Proxy Statement/Prospectus dated November 14, 1996 filed in connection with MFS' Schedule 14A (File No. 0-21594) and incorporated herein by reference.

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*       The registrant hereby undertakes to furnish supplementally a copy of any omitted schedules to the Agreement to the Securities and Exchange Commission upon request.